                                                                   Exhibit 10.6

                               AMENDMENT TO LEASE

      THIS AMENDMENT TO LEASE (this "AMENDMENT") is made as of the 27th day of April, 1999, by and between TR 628 HEBRON LIMITED PARTNERSHIP, an Illinois limited partnership ("Landlord"), and BDS BUSINESS CENTER, INC,, a Connecticut corporation ("Tenant").

                                  WITNESSETH:

      WHEREAS, Landlord and Tenant entered into that certain Lease dated June, 1998 (together with all written modifications thereto, the "Lease"), demising certain premises commonly known as Suite 502 (the "Current Premises"), as more fully described in the Lease, in the building known as Building (2), located at 628 Hebron Avenue, Glastonbury, Connecticut (the "Building"); and

      WHEREAS, Landlord and Tenant desire to expand the Current Premises to include the premises outlined on the floor plan attached hereto as Exhibit A on the fifth floor of the Building, which contains approximately 1,500 rentable square feet (the "First Expansion Premises"), and the premises outlined on the floor plan attached hereto as Exhibit B in the garage of the Building, which contains approximately 206 usable square feet (the "Second Expansion Premises"); and

      WHEREAS, the parties hereto are desirous of amending the Lease in accordance with the terms hereof.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

      1. DEFINITIONS. Unless the context otherwise requires, any capitalized term used herein shall have its respective meaning as set forth in the Lease.

      2. INTEGRATION OF AMENDMENT AND LEASE. This Amendment and the Lease shall be deemed to be, for all purposes, one instrument. In the event of any conflict between the terms and provisions of this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall, in all instances, control and prevail.

      3. PREMISES. Upon the date (the "New Commencement Date") Landlord delivers a possession notice to Tenant, Tenant shall take possession of the First Expansion Premises and the Second Expansion Premises in an "as is" condition. Upon the New Commencement Date, the Current Premises, the First Expansion Premises and the Second Expansion Premises shall be deemed to be the Premises (as defined in Paragraph 2 of the Lease) and the square footage of the Premises shall be deemed to be 15,914 square feet.

      4. SECOND EXPANSION PREMISES. The Second Expansion Premises shall be used as storage space to support the operation of the Current Premises and the First Expansion Premises, and for no other purpose.

      5. MONTHLY BASE RENTAL. Notwithstanding anything to the contrary contained in the Lease, commencing on the New Commencement Date, and continuing through and including the Termination Date, Monthly Base Rental for the Current Premises and the First Expansion Premises shall be paid at the times and in the same manner as set forth in Paragraph 3 of the Lease, payable as follows:

--------------------------------------------------------------------------------
          Period                 Monthly Base Rental         Per Square Foot
--------------------------------------------------------------------------------
   New Commencement Date
         - 11/30/00                  $26,834.50                   $20.50
--------------------------------------------------------------------------------
   12/01/00 - 11/26/04               $28,143.50                   $21.50
--------------------------------------------------------------------------------

           Commencing on the New Commencement Date and continuing through and including the Termination Date, Base Rental for the Second Expansion Premises shall be paid in the manner and the times as set forth in Paragraph 3 of the Lease and shall be an amount equal to Two Thousand Forty and 00/100 Dollars ($2,040.00) per annum, payable in equal monthly installments of One Hundred Seventy and 00/100 Dollars ($170.00).

      6. TENANT'S SHARE. Effective as of the New Commencement Date, Paragraph 1 .H. of the Lease shall be amended by deleting the phrase "9.17%
(14,208/155,000)", and inserting in lieu thereof the phrase "10.13% (15,708/155,000)".

      7. CONDITION OF PREMISES. Tenant is in possession of the Current Premises pursuant to the Lease and Tenant acknowledges and agrees that the Current Premises are in good order and satisfactory condition as of the date hereof. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building and no representation or warranty regarding the condition of the Premises or the Building has been made by or on behalf of Landlord to Tenant under or by reason of this Amendment, except that Landlord shall perform the following leasehold improvement work ("Landlord's Work") in the First Expansion Premises on or before the New Commencement Date: (a) repair (or install, as the case may be) building standard white ceiling tiles where necessary, (b) repair (or install, as the case may be) building standard parabolic lighting fixtures where necessary (as determined by Landlord), (c) repaint all walls in the First Expansion Premises with one coat of building standard paint (color to be selected by Tenant), and (d) recarpet the First Expansion Premises with the same color and type of carpeting currently installed in the Current Premises. Tenant shall have thirty (30) days (the "Notification Period") from the New Commencement Date in which to notify Landlord of any omissions or latent or patent defects in Landlord's Work (hereinafter, the "Defects") as described herein. If Tenant fails to notify Landlord during the Notification Period of any Defects, then it shall be deemed that Tenant acknowledges and agrees that the First Expansion Premises are in good order and satisfying condition and free of Defects.

      8. NO BROKER. Each of the parties represent to the other that such party has not dealt with any broker (other than Cushman & Wakefield of Connecticut, Inc.) in connection with this Amendment and each party agrees to indemnify, defend (with counsel acceptable to Landlord) and hold the other harmless from all damages, liability and expense arising from any claims or demands of any brokers or finders (other than Cushman & Wakefield of Connecticut, Inc.) for any commission alleged to be due such brokers or finders in connection with their participation in the negotiation with either party of this Amendment.

      9. LEASE IN FULL FORCE AND EFFECT. Except as expressly provided herein, all of the terms and provisions of the Lease shall remain in full force and effect.

      This Amendment to Lease is executed by the undersigned as of the date first above written.


                              LANDLORD:

                              TR 628 HEBRON LIMITED PARTNERSHIP, an
                              Illinois limited partnership

                              By:  TR 628 Hebron Corporation, its General
                                   Partner


                                   By: /s/ ??????????????
                                       ------------------------------------
                                   Name:
                                         ----------------------------------
                                   Title: President
                                         ----------------------------------



                              TENANT:

                              BDS BUSINESS CENTER, INC., a Connecticut corporation

                              By: /s/ Peter A. Bourdon
                                  -----------------------------------------
                              Name: Peter A. Bourdon
                                  -----------------------------------------
                              Title: EVP Chief financial officer
                                  -----------------------------------------

                                NOTICE OF LEASE
                                ---------------

      THIS NOTICE OF LEASE is given pursuant to Section 47-19 of the Connecticut General Statutes, as amended, as evidence that as of the 27th day of April, 1999, TR 628 HEBRON LIMITED PARTNERSHIP, an Illinois limited partnership ("Landlord"), has entered into a Lease with BDS BUSINESS CENTER, INC., a Connecticut corporation ("Tenant"), as follows:

1.    PARTIES:      Landlord:    TR 628 Hebron Limited Partnership

                    Address:     c/o Lincoln Property Company
                                 1530 Wilson Boulevard, Suite 220
                                 Arlington, Virginia 22001

                    Tenant:      BDS Business Center, Inc.

                    Address:     628 Hebron Avenue, Building Two
                                 Suite 502
                                 Glastonbury, Connecticut 06033

2.    DATE OF EXECUTION: Lease: As of June 1998, amended as of April 27, 1999.

3. RENEWAL TERM: The renewal term of the lease commences on July 27, 1995 and terminates on November 26, 2004.

4. LEASED PROPERTY: Suite 502, Suite 503 and Storage Space #2 (located in the garage), 628 Hebron Avenue, Building (2), Glastonbury, Connecticut.

5.    EXTENSION RIGHT: One (1) option to extend for sixty (60) months.

6.    OPTION TO PURCHASE: None.

7.    ORIGINAL LEASE: The Lease is on file at the office of Landlord and Tenant.

      IN WITNESS WHEREOF, the parties have hereunto set or caused to be set their hands and seals as of the date first above written and to a duplicate instrument of the same tenor and date.


                              LANDLORD:

                              TR 628 HEBRON LIMITED PARTNERSHIP, an
                              Illinois limited partnership

                              By:  TR 628 Hebron Corporation, its General
                                   Partner


                                   By: /s/ ??????????????
                                       ------------------------------------
                                   Name:
                                         ----------------------------------
                                   Title: President
                                         ----------------------------------



                              TENANT:

                              BDS BUSINESS CENTER, INC., a Connecticut corporation

                              By: /s/ Peter A. Bourdon
                                  -----------------------------------------
                              Name: Peter A. Bourdon
                                  -----------------------------------------
                              Title: EVP Chief financial officer
                                  -----------------------------------------



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                                   EXHIBIT A
                                   ---------



                                     MAIER
                                     DESIGN
                                     GROUP




                         Architecture & Interior Design




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--------------------------------------------------------------------------------
Fifth Floor Vacant Area                                MDC-9861
                                                       01/19/99
--------------------------------------------------------------------------------
Glastonbury Corporate Center, Building "B"                5
--------------------------------------------------------------------------------


  100 Wells Street, Hartford, CT 06103 / Tel: 860.293.0093 / Fax: 860.293.0094

EXHIBIT B
---------


BASEMENT/GARAGE PLAN



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